CARDLYTICS Q4 2023 Earnings Presentation March 14, 2024

Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. (“Cardlytics,” “we,” “us,” or “our), including our earnings guidance for the first quarter of 2024, are forward looking statements. The words “anticipate”,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-K filed with the Securities and Exchange Commission on March 14, 2024. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. In addition to U.S. GAAP financial information, this presentation includes Billings, Adjusted Contribution, Adjusted partner share and other third-party costs, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income (Loss), Adjusted Net Income (Loss) per share and Free Cash flow, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income (Loss), Adjusted Net Income (Loss) per share and Free Cash Flow to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

Company overview

We power a native ad platform in our partners’ digital channels.

Cardlytics provides a scaled solution based on purchase intelligence 168M+ Monthly Active Users(1) $4.7T+ in Annual Spend(2) 1 in 2 U.S. Purchase Transactions(3) Distinctive benefits for marketers + Reach valuable banking customers + Operate in a brand-safe, privacy-protected, trusted digital channel + Market to the most valuable customers based on their actual spending + Drive in-store and online traffic + Closed-loop solution measures marketing results to the penny

Financial information & operating metrics

Trended consolidated results Q4 Adj. Contribution 18.2% y/y Q4 Revenue 8.1% y/y Q4 Billings 4.6% y/y Revenue Adjusted Contribution(1) Billings(1) $107.7 $110.4 $126.1 $109.4 $116.4 $98.4 $85.3 $76.3 $109.4 $116.4 $131.9

Billings and adjusted contribution best reflect performance Billings Total in aggregate paid by marketers Consumer Incentive Set by CDLX to achieve marketing objectives; can fluctuate based on desired outcome Enhanced Consumer Incentive Additional Consumer Incentives funded by our partners GAAP Revenue Recognized as revenue; to be split between CDLX & our partners Partner Share Portion of revenue shared with our partners Adjusted Contribution Amount retained by CDLX; net of partner share

Q4 2023 and full year 2023 year-over-year consolidated results Three Months Ended December 31, Change Twelve Months Ended December 31, Change 2023 2022 $ % 2023 2022 $ % Billings(1) $131,947 $126,116 $5,831 4.6% $453,426 $442,477 $10,949 2.5% Consumer Incentives 42,780 43,613 (833) (1.9%) 144,222 143,935 287 0.2% Revenue $89,167 $82,503 $6,664 8.1% $309,204 $298,542 $10,662 3.6% Partner Share and other third-party costs 41,880 42,511 (631) (1.5%) 150,578 155,507 (4,929) (3.2%) Adjusted Contribution(1) $47,287 $39,992 $7,295 18.2% $158,626 $143,035 $15,591 10.9% Delivery costs 7,797 6,583 1,214 18.4% 28,248 30,403 (2,155) (7.1%) Gross Profit $39,490 $33,409 $6,081 18.2% $130,378 $112,632 $17,746 15.8% Net Loss ($100,838) ($378,279) $277,441 (73.3%) ($134,702) ($465,264) $330,562 (71.0%) Adjusted EBITDA(1) $9,987 ($6,137) $16,124 (262.7%) $3,771 ($45,169) $48,940 (108.3%) Adjusted Contribution Margin (% Revenue) 53.0% 48.5% 4.6% 9.4% 51.3% 47.9% 3.4% 7.1% Adjusted EBITDA Margin (% Revenue) 11.2% (7.4%) 18.6% (250.6%) 1.2% (15.1%) 16.3% (108.1%)

Q4 2023 and full year 2023 year-over-year reportable segments Three Months Ended December 31, Change Twelve Months Ended December 31, Change 2023 2022 $ % 2023 2022 $ % Cardlytics platform Revenue $ 82,604 $ 76,647 $ 5,957 7.8% $ 285,425 $ 277,185 $ 8,240 3.0% Minus: Partner Share and other third-party costs 41,635 42,375 (740) (1.7%) 149,907 154,204 (4,297) (2.8%) Adjusted Contribution $ 40,969 $ 34,272 $ 6,697 19.5% $ 135,518 $ 122,981 $ 12,537 10.2% Bridg platform Revenue $ 6,563 $ 5,856 $ 707 12.1% $ 23,779 $ 21,357 $ 2,422 11.3% Minus: Partner Share and other third-party costs 245 136 109 80.1% 671 1,303 (632) (48.5%) Adjusted Contribution $ 6,318 $ 5,720 $ 598 10.5% $ 23,108 $ 20,054 $ 3,054 15.2% Consolidated Revenue $ 89,167 $ 82,503 $ 6,664 8.1% $ 309,204 $ 298,542 $ 10,662 3.6% Minus: Partner Share and other third-party costs 41,880 42,511 (631) (1.5%) 150,578 155,507 (4,929) (3.2%) Adjusted Contribution $ 47,287 $ 39,992 $ 7,295 18.2% $ 158,626 $ 143,035 $ 15,591 10.9%

Cardlytics platform advertiser spend by industry Industry % Change % of Advertiser Spend Three Months Ended December 31, Three Months Ended December 31, vs 2022 vs 2021 2023 2022 2021 Grocery & Gas(1) > 50% > 30% < 20% < 10% > 10% Restaurant > 5% > (35%) > 10% > 10% > 20% Retail < (10%) > (10%) > 30% < 40% > 35% Travel & Entertainment > 25% > 125% > 15% < 15% < 10% DTC < (15%) > (15%) > 20% > 25% < 25% Other n/a n/a < 5% > 0% > 0%

Historical MAU and ARPU Cardlytics Monthly Active Users(1) Cardlytics Average Revenue Per User(1) Prior to September 30, 2023, we reported total number of unique targetable accounts and customers within each FI. As of September 30, 2023, we are reporting only the total number of unique targetable customers within each FI, which we have applied to our reporting for current and prior periods. $0.53 $0.36

Guidance Q1 2024 Guidance Billings(1) $105.0 - $109.0 Revenue $70.0 - $73.0 Adjusted Contribution(1) $37.0 - $39.0 Adjusted EBITDA(1) ($1.0) - $1.0

Appendix

Q4 2023 results Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022% 2023 2022 % Revenue $89,167 $82,503 8.1% $309,204 $298,542 3.6% Billings(1) 131,947 126,116 4.6% 453,426 442,477 2.5% Gross Profit 39,490 33,409 18.2% 130,378 112,632 15.8% Adjusted Contribution(1) 47,287 39,992 18.2% 158,626 143,035 10.9% Net Loss attributable to common stockholders (100,838) (378,279) (73.3%) (134,702) (465,264) (71.0%) Net Loss per share (EPS), diluted ($2.56) ($11.32) (77.4%) ($3.69) ($13.92) (73.5%) Adjusted EBITDA(1) $9,987 ($6,137) N/A $3,771 ($45,169) N/A Adjusted EBITDA margin(1)(2) 11.2% (7.4%) N/A 1.2% (15.1%) N/A Adjusted Net Income (Loss)(1) $5,711 ($9,677) N/A ($11,436) ($60,250) (81.0%) Adjusted Net Income (Loss) per share(1) $0.14 ($0.29) N/A ($0.31) ($1.80) (82.8%) Net cash provided by (used in) operating activities $2,821 ($3,345) N/A ($185) ($53,904) N/A Free Cash Flow ($763) ($16,254) (95.3%) ($12,577) ($67,390) (81.3%) Cardlytics MAUs (in millions) 168.0 156.9 7.1% 162.1 154.6 4.9% Cardlytics ARPU $0.53 $0.53 0.0% $1.91 $1.93 (1.0%)

Reconciliation of GAAP Revenue to Billings Three Months Ended Dec 31, 2023 Sept 30, 2023 Jun 30, 2023 Mar 31, 2023 Dec 31, 2022 Sept 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sept 30, 2021 Jun 30, 2021 Mar 31, 2021 Consolidated Revenue $89,167 $79,005 $76,701 $64,331 $82,503 $72,706 $75,405 $67,928 $90,049 $64,984 $58,853 $53,230 Plus: Consumer Incentives 42,780 37,425 32,723 31,295 43,613 37,686 32,339 30,297 43,924 33,464 26,484 23,087 Billings $131,947 $116,430 $109,424 $95,626 $126,116 $110,392 $107,744 $98,225 $133,973 $98,448 $85,337 $76,317 Cardlytics Platform Revenue $82,604 $73,064 $70,726 $59,030 $76,647 $67,285 $69,270 $63,983 $86,686 $62,075 $56,763 $53,230 Plus: Consumer Incentives 42,780 37,425 32,723 31,295 43,613 37,686 32,339 30,297 43,924 33,464 26,484 23,087 Billings $125,384 $110,489 $103,449 $90,325 $120,260 $104,971 $101,609 $94,280 $130,610 $95,539 $83,247 $76,317 Bridg Platform Revenue $6,563 $5,941 $5,975 $5,301 $5,856 $5,421 $6,135 $3,945 $3,363 $2,909 $2,090 - Plus: Consumer Incentives - - - - - - - - - - - - Billings $6,563 $5,941 $5,975 $5,301 $5,856 $5,421 $6,135 $3,945 $3,363 $2,909 $2,090 -

17

Reconciliation of GAAP Gross Profit to Adjusted Contribution

(Amounts in thousands)

	Three Months Ended											
	Dec 31, 2023	Sept 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	Jun 30, 2021	Mar 31, 2021
Consolidated												
Revenue	$89,167	$79,005	$76,701	$64,331	$82,503	$72,706	$75,405	$67,928	$90,049	$64,984	$58,853	$53,230
Minus:												
Partner Share and other third-party costs	41,880	36,144	39,170	33,384	42,511	37,563	40,280	35,153	47,459	34,090	29,953	29,771
Delivery costs	7,797	7,012	7,015	6,424	6,583	9,125	8,162	6,533	6,427	6,390	5,748	3,938
Gross Profit	$39,490	$35,849	$30,516	$24,523	$33,409	$26,018	$26,963	$26,242	$36,163	$24,504	$23,152	$19,521
Plus:												
Delivery costs	7,797	7,012	7,015	6,424	6,583	9,125	8,162	6,533	6,427	6,390	5,748	3,938
Deferred implementation costs	-	-	-	-	-	-	-	-	1,442	731	730	882
Adjusted Contribution	$47,287	$42,861	$37,531	$30,947	$39,992	$35,143	$35,125	$32,775	$44,032	$31,625	$29,630	$24,341
Cardlytics Platform												
Revenue	$82,604	$73,064	$70,726	$59,030	$76,647	$67,285	$69,270	$63,983	$86,686	$62,075	$56,763	$53,230
Minus:												
Partner Share and other third-party costs	41,635	36,011	39,086	33,175	42,375	37,399	39,403	35,027	47,274	33,929	29,890	29,771
Delivery costs	6,027	5,510	5,217	4,693	5,271	7,623	6,311	4,907	4,618	4,777	4,837	3,938
Gross Profit	$34,942	$31,543	$26,423	$21,162	$29,001	$22,263	$23,556	$24,049	$34,794	$23,369	$22,036	$19,521
Plus:												
Delivery costs	6,027	5,510	5,217	4,693	5,271	7,623	6,311	4,907	4,618	4,777	4,837	3,938
Deferred implementation costs	-	-	-	-	-	-	-	-	1,442	731	730	882
Adjusted Contribution	$40,969	$37,053	$31,640	$25,855	$34,272	$29,886	$29,867	$28,956	$40,854	$28,877	$27,603	$24,341
Bridg Platform												
Revenue	$6,563	$5,941	$5,975	$5,301	$5,856	$5,421	$6,135	$3,945	$3,363	$2,909	$2,090	-
Minus:												
Partner Share and other third-party costs	245	133	84	209	136	164	877	126	185	161	63	-
Delivery costs	1,770	1,502	1,798	1,731	1,312	1,502	1,851	1,626	1,809	1,613	911	-
Gross Profit	$4,548	$4,306	$4,093	$3,361	$4,408	$3,755	$3,407	$2,193	$1,369	$1,135	$1,116	-
Plus:												
Delivery costs	1,770	1,502	1,798	1,731	1,312	1,502	1,851	1,626	1,809	1,613	911	-
Adjusted Contribution	$6,318	$5,808	$5,891	$5,092	$5,720	$5,257	$5,258	$3,819	$3,178	$2,748	$2,027	-

18

Reconciliation of GAAP Partner Share and other third-party costs to Adjusted Partner Share and other third-party costs

(Amounts in thousands)

	Three Months Ended											
	Dec 31, 2023	Sept 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	Jun 30, 2021	Mar 31, 2021
Consolidated												
Partner Share and other third-party costs	$41,880	$36,144	$39,170	$33,384	$42,511	$37,563	$40,280	$35,153	$47,459	$34,090	$29,953	$29,771
Minus:												
Deferred implementation costs	-	-	-	-	-	-	-	-	1,442	731	730	882
Adjusted Partner Share and other third-party costs	$41,880	$36,144	$39,170	$33,384	$42,511	$37,563	$40,280	$35,153	$46,017	$33,359	$29,223	$28,889
Cardlytics Platform												
Partner Share and other third-party costs	$41,635	$36,011	$39,086	$33,175	$42,375	$37,399	$39,403	$35,027	$47,274	$33,929	$29,890	$29,771
Minus:												
Deferred implementation costs	-	-	-	-	-	-	-	-	1,442	731	730	882
Adjusted Partner Share and other third-party costs	$41,635	$36,011	$39,086	$33,175	$42,375	$37,399	$39,403	$35,027	$45,832	$33,198	$29,160	$28,889
Bridg Platform												
Partner Share and other third-party costs	$245	$133	$84	$209	$136	$164	$877	$126	$185	$161	$63	-
Minus:												
Deferred implementation costs	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Partner Share and other third-party costs	$245	$133	$84	$209	$136	$164	$877	$126	$185	$161	$63	-

19

Reconciliation of GAAP Net (Loss) Income to Adjusted EBITDA

(Amounts in thousands)

	Three Months Ended											
	Dec 31, 2023	Sept 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	Jun 30, 2021	Mar 31, 2021
Net (Loss) Income	($100,838)	($23,966)	($23,508)	$13,608	($378,279)	$6,267	($126,290)	$33,038	($11,834)	($44,529)	($47,306)	($24,895)
Plus:												
Income tax benefit	-	-	-	-	-	-	(1,446)	-	(7,864)	-	-	-
Interest expense, net	839	915	574	8	150	580	879	947	3,247	3,193	3,078	3,045
Depreciation and amortization expense	6,695	5,990	7,200	6,575	6,849	10,468	10,356	9,871	9,598	8,375	8,833	3,065
Stock-based compensation expense	11,024	10,249	11,739	7,968	12,492	5,767	12,842	13,585	12,849	16,830	13,337	7,248
Acquisition, integration and divestiture costs (benefit)	1,833	78	(9,947)	1,723	1,395	(1,867)	2,197	(4,599)	1,446	1,714	14,182	7,030
Change in fair value of contingent consideration	16,291	8,281	11,258	(34,584)	(14,030)	(46,126)	(2,968)	(65,050)	(6,367)	6,261	1,480	-
Foreign currency (gain) loss	(2,925)	2,399	(1,389)	(1,389)	(4,506)	4,673	4,538	1,671	43	1,543	-	(319)
Impairment of goodwill and intangible assets	70,518	-	-	-	370,139	-	83,149	-	-	-	-	-
Loss on divestiture	6,550	-	-	-	-	-	-	-	-	-	-	-
Restructuring and reduction of force	-	-	-	-	(347)	7,530	958	-	-	713	-	-
Deferred implementation costs	-	-	-	-	-	-	-	-	1,442	731	730	882
Adjusted EBITDA	$9,987	$3,946	($4,073)	($6,091)	($6,137)	($12,708)	($15,785)	($10,537)	$2,560	($5,169)	($5,666)	($3,944)

20

Reconciliation of Adjusted Contribution to Adjusted EBITDA

(Amounts in thousands)

	Three Months Ended											
	Dec 31, 2023	Sept 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	Jun 30, 2021	Mar 31, 2021
Consolidated												
Adjusted Contribution	$47,287	$42,861	$37,531	$30,947	$39,992	$35,143	$35,125	$32,775	$44,032	$31,625	$29,630	$24,341
Minus:												
Delivery costs	7,797	7,012	7,015	6,424	6,583	9,125	8,162	6,533	6,427	6,390	5,748	3,938
Sales and marketing expense	14,111	14,161	15,205	13,948	16,825	18,289	21,983	17,648	18,998	16,733	17,063	13,202
Research and development expense	12,512	12,430	14,847	11,564	14,801	13,762	13,581	12,291	11,811	11,141	8,934	6,218
General and administration expense	13,904	15,561	16,276	13,070	20,065	19,972	20,984	20,425	17,085	20,073	16,888	12,175
Stock-based compensation expense	(11,024)	(10,249)	(11,739)	(7,968)	(12,492)	(5,767)	(12,842)	(13,585)	(12,849)	(16,830)	(13,337)	(7,248)
Restructuring and reduction of force	-	-	-	-	347	(7,530)	(958)	-	-	(713)	-	-
Adjusted EBITDA	$9,987	$3,946	($4,073)	($6,091)	($6,137)	($12,708)	($15,785)	($10,537)	$2,560	($5,169)	($5,666)	($3,944)
Cardlytics Platform												
Adjusted Contribution	$40,969	$37,053	$31,640	$25,855	$34,272	$29,886	$29,867	$28,956	$40,854	$28,877	$27,603	$24,341
Minus:												
Delivery costs	6,027	5,510	5,217	4,693	5,271	7,623	6,311	4,907	4,618	4,777	4,837	3,938
Sales and marketing expense	12,249	12,041	12,834	11,547	14,484	16,529	20,908	16,384	17,435	15,469	16,665	13,202
Research and development expense	10,975	11,046	13,399	10,327	13,002	11,682	11,936	11,313	10,531	10,163	8,481	6,218
General and administration expense	13,222	14,874	15,117	13,330	19,070	19,558	21,232	19,391	15,708	19,039	16,454	12,175
Stock-based compensation expense	(9,947)	(9,127)	(10,605)	(8,103)	(12,309)	(5,302)	(13,944)	(12,382)	(11,169)	(15,627)	(13,179)	(7,248)
Restructuring and reduction of force	-	-	-	-	347	(7,530)	(958)	-	-	(713)	-	-
Adjusted EBITDA	$8,443	$2,709	($4,322)	($5,939)	($5,593)	($12,674)	($15,618)	($10,657)	$3,731	($4,231)	($5,656)	($3,944)
Bridg Platform												
Adjusted Contribution	$6,318	$5,808	$5,891	$5,092	$5,720	$5,257	$5,258	$3,819	$3,178	$2,748	$2,027	-
Minus:												
Delivery costs	1,770	1,502	1,798	1,731	1,312	1,502	1,851	1,626	1,809	1,613	911	-
Sales and marketing expense	1,862	2,120	2,371	2,401	2,341	1,760	1,075	1,264	1,564	1,264	398	-
Research and development expense	1,537	1,384	1,448	1,237	1,799	2,080	1,645	978	1,280	978	453	-
General and administration expense	682	687	1,159	(260)	995	414	(248)	1,034	1,376	1,034	434	-
Stock-based compensation expense	(1,077)	(1,122)	(1,134)	135	(183)	(465)	1,102	(1,203)	(1,681)	(1,203)	(158)	-
Restructuring and reduction of force	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	$1,544	$1,237	$249	($152)	($544)	($34)	($167)	$120	($1,170)	($938)	($11)	-

Reconciliation of GAAP Net Loss to Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per share Three Months Ended Twelve Months Ended December 31, December 31, 2023 2022 2023 2022 Net Loss ($100,838) ($378,279) ($134,702) ($465,264) Plus: Stock-based compensation expense 11,024 12,492 40,980 44,686 Foreign currency (gain) loss (2,925) (4,506) (3,304) 6,376 Acquisition, integration and divestiture (benefit) cost 1,833 1,395 (6,313) (2,874) Amortization of acquired intangibles 3,258 3,459 13,589 25,019 Change in fair value of contingent consideration 16,291 (14,030) 1,246 (128,174) Impairment of goodwill and intangible assets 70,518 370,139 70,518 453,288 Loss on divestiture 6,550 - 6,550 - Restructuring and reduction of force - (347) - 8,139 Income tax benefit - - - (1,446) Adjusted Net Income (Loss) $5,711 ($9,677) ($11,436) ($60,250) Weighted-average number of shares of common stock used in computing Adjusted Net Income (Loss) per share: Weighted-average common shares outstanding, diluted 39,454 33,419 36,488 33,419 Adjusted Net Income (Loss) per share attributable to common stockholders, diluted $0.14 ($0.29) ($0.31) ($1.80)

Reconciliation of net cash provided by (used in) operating activities to Free Cash Flow Three Months Ended Twelve Months Ended December 31, December 31, 2023 2022 2023 2022 Net cash provided by (used in) operating activities $2,934 ($13,101) ($185) ($53,904) Plus: Acquisition of property and equipment (274) (82) (667) (1,171) Acquisition of patents - (101) - (175) Capitalized software development costs (3,423) (2,970) (11,725) (12,140) Free Cash Flow ($763) ($16,254) ($12,577) ($67,390)

Reconciliation of forecasted GAAP Revenue to Billings Q1 2024 Guidance Revenue $70.0 - $73.0 Plus: Consumer Incentives $35.0 - $36.0 Billings $105.0 - $109.0

Definitions Adjusted Contribution: We define Adjusted Contribution measures of the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted Contribution demonstrates how incremental marketing on our platform generates incremental amounts to support our sales and marketing, research and development, delivery costs, general and administration and other investments. Adjusted Contribution is calculated by taking our total revenue less our Partner Share and other third-party costs. Adjusted Contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, delivery costs, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Adjusted EBITDA: We define Adjusted EBITDA as our Net loss before interest expense, net; depreciation and amortization expense; stock-based compensation expense; acquisition, integration and divestiture costs (benefit); change in fair value of contingent consideration; foreign currency (gain) loss; impairment of goodwill and intangible assets; loss on divestiture; restructuring and reduction of force; deferred implementation costs; and income tax benefit Cardlytics ARPU: We define ARPU as the total Cardlytics platform Revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. Billings: Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform Billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP Revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform Billings is the same as Bridg platform GAAP Revenue. Free Cash Flow: We define Free Cash Flow as net cash provided by (used in) operating activities, plus acquisition of property and equipment, acquisition of patents and capitalized software development costs. We believe free cash flow is useful to measure the funds generated in a given period that are available to invest in the business. We believe this supplemental information enhances stockholders' ability to evaluate our performance. Cardlytics MAUs: We define MAUs as targetable customers that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We believe that MAUs is an indicator of the Cardlytics platform's ability to drive engagement and is reflective of the marketing base that we offer to marketers. As of September 30, 2023, we are reporting only the total number of unique targetable customers within each FI, which we have applied to our reporting for current and prior periods. Adjusted Net Income (Loss): We define Adjusted Income (Loss) as our Net Loss before stock-based compensation expense; foreign currency (gain) loss; acquisition, integration and divestiture cost (benefit); amortization of acquired intangibles; change in fair value of contingent considerations; impairment of goodwill and intangible assets; loss on divestiture; restructuring and reduction of force; and income tax benefit. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain Partners are not added back to net loss in order to calculate adjusted EBITDA. Adjusted Net Income (Loss) per share: We define Adjusted Net Income (Loss) per share as Adjusted Net Income (Loss) divided by GAAP weighted-average common shares outstanding, diluted.

Industry and account definitions Segment Segment Constituents Grocery & Gas Convenience, Grocery. This is sometimes referred to as “Everyday Spend.” Other Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa Restaurant Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full-Service Restaurants, Quick Serve Light Fares Retail Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods Travel & Entertainment Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies DTC Direct to consumer